                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)

                                             For the nine months ended September 30, 1996 (Unaudited)
                                          -----------------------------------------------------------------
                                                             Pro Forma Adjustments
                                                         -------------------------------
                                                             Series A     Acquisition of
                                                          Preferred Stock  NELO/Orchard        Pro Forma
                                           Historical (A)   Offering (B)    Portfolio (C)      Consolidated
                                           -------------- --------------- ---------------     -------------
Real estate operating revenue:
    Rental revenue                         $     100,639     $        -      $     8,589 (1)   $    109,228
    Real estate service income                     9,265              -                -              9,265
                                           --------------   -------------   -------------     --------------
        Total revenues                           109,904              -            8,589            118,493
                                           --------------   -------------   -------------     --------------

Real estate operating expenses:
    Property operating expenses                   33,371              -            2,333 (1)   $     35,704
    Interest expense                              21,857         (2,413)           6,726 (2)         26,170
    General and administrative                    10,661              -                -             10,661
    Depreciation and amortization                 25,744              -            1,836 (3)         27,580
                                           --------------   -------------   -------------     --------------
        Total operating expenses                  91,633         (2,413)          10,895            100,115
                                           --------------   -------------   -------------     --------------

        Real estate operating income              18,271          2,413           (2,306)            18,378

    Other operating income (expense)               1,610              -                -              1,610
                                           --------------   -------------   -------------     --------------


    Income before minority interest               19,881          2,413           (2,306)            19,988
                                           --------------   -------------   -------------     --------------

Minority interest                                 (3,895)             -                -             (3,895)
                                           --------------   -------------   -------------     --------------

    Income from continuing operations      $      15,986     $    2,413      $    (2,306)      $     16,093
                                           ==============   =============   =============     ==============

Earnings per common share
    from continuing operations (D)         $        0.70                                       $       0.63
                                           ==============                                     ==============




                                                 For the year ended December 31, 1995 (Unaudited)
                                          -----------------------------------------------------------------
                                                              Pro Forma Adjustments
                                                       ---------------------------------
                                                               Series A     Acquisition of
                                                          Preferred Stock  NELO/Orchard         Pro Forma
                                          Historical (A)   Offering (B)    Portfolio (C)       Consolidated
                                          --------------  ---------------  ---------------    --------------
Real estate operating revenue:
    Rental revenue                          $     89,539    $         -      $    10,407 (1)    $    99,946
    Real estate service income                    11,315              -                -             11,315
                                           --------------  -------------    -------------      -------------
        Total revenues                           100,854              -           10,407            111,261
                                           --------------  -------------    -------------      -------------

Real estate operating expenses:
    Property operating expenses                   31,579              -            3,302 (1)         34,881
    Interest expense                              21,873         (3,349)           9,195 (2)         27,719
    General and administrative                    10,711              -                -             10,711
    Depreciation and amortization                 18,495              -            2,448 (3)         20,943
                                           --------------  -------------    -------------      -------------
        Total operating expenses                  82,658         (3,349)          14,945             94,254
                                           --------------  -------------    -------------      -------------

        Real estate operating income              18,196          3,349           (4,538)            17,007

    Other operating income (expense)                (912)             -                -               (912)
                                           --------------  -------------    -------------      -------------


    Income before minority interest               17,284          3,349           (4,538)            16,095
                                           --------------  -------------    -------------      -------------

Minority interest                                 (5,217)             -                -             (5,217)
                                           --------------  -------------    -------------      -------------

    Income from continuing operations       $     12,067    $     3,349      $    (4,538)       $    10,878
                                           ==============  =============    =============      =============

Earnings per common share
    from continuing operations (D)          $       0.90                                        $      0.67
                                           ==============                                      =============

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 For the Nine Months Ended September 30, 1996
                     and the Year Ended December 31, 1995
                                 (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical consolidated statements of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995.

(B) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under its line of credit with the proceeds from the Series A Preferred Stock Offering.

(C) Pro forma adjustments for the purchase of the NELO/Orchard Portfolio reflect:
      (1)  the historical operating activity of the properties acquired;
      (2)  the additional interest expense on the line of credit
           ($4,194 of interest costs for the nine months ended September 30, 1996 and $5,819 of interest costs in 1995) and interest expense on debt assumed ($2,532 for the nine months ended September 30, 1996 and $3,376 in 1995); and
      (3) the depreciation expense for the acquisition based on the new accounting basis for the rental property acquired.

 (D) Based upon 27,723,006 and 18,156,687 pro forma shares of Common Stock outstanding and common stock equivalents on a weighted average basis during the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively. Net income and weighted average shares outstanding have been adjusted for certain minority interests which have a dilutive effect on earnings per share.